Fair value measurements and financial risk management	12 Months Ended
Dec. 31, 2023
Fair Value Disclosures [Abstract]
Fair value measurements and financial risk management	Fair value measurements and financial risk management
The Company’s financial instruments consist of cash, restricted cash and cash equivalents, notes receivable, accounts payable, accrued expenses, long-term debt and a redeemable non-controlling interest contingency. The fair values of cash, restricted cash, cash equivalents, notes receivable, accounts payable and accrued expenses approximate their carrying values due to the relatively short-term to maturity. The carrying value and fair value of the Company’s long-term notes payable was $587.8 million and $530.9 million, respectively, as of December 31, 2023. The carrying value and fair value of the Company’s long-term notes payable was $622.7 million and $563.5 million, respectively, as of December 31, 2022.
Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs to fair value measurements. The three levels of the fair value hierarchy are:
•Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly and
•Level 3 – Inputs for the asset or liability that are not based on observable market data.
Non-recurring fair value measurements
The Company’s assets measured at fair value on a nonrecurring basis include investments, long-lived assets and goodwill. The Company reviews the carrying amounts of such assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable or at least annually for indefinite-lived intangible assets and goodwill. Any resulting asset impairment would require that the asset be recorded at its fair value. Fair value measurements of these assets are derived using inputs that are not based on observable market data and are classified within Level 3 of the fair value hierarchy. See Note 10 — Property, plant and equipment, net, Note 11 — Leases and Note 12 — Intangible assets, net and Goodwill for further details.
Recurring fair value measurements

	Fair value measurements as of December 31, 2023 using:
	Level 1	Level 2	Level 3	Total
Deferred consideration liabilities	$—	$43,652	$—	$43,652
Contingent consideration liabilities	—	—	16,625	16,625
	$—	$43,652	$16,625	$60,277

	Fair value measurements as of December 31, 2022 using:
	Level 1	Level 2	Level 3	Total
Deferred consideration liabilities	$—	$61,300	$—	$61,300
Contingent consideration liabilities	—	—	29,110	29,110
	$—	$61,300	$29,110	$90,410
Level 2
The fair value of the deferred consideration relates to the Tryke acquisition as discussed in Note 4 — Acquisitions. Consideration to be paid in cash on the first, second and third anniversaries of the closing date was valued with a discount rate, consisting of the Company’s credit spread and a risk-free rate, of 18.2%, 18.0% and 17.8%, respectively. The liabilities accrete in value until the payment due date, with changes in the value recognized within Interest expense on the Consolidated Statements of Operations.
Level 3
The fair value of the Company’s Contingent consideration liability as of December 31, 2023 and 2022 were measured using the following Level 3 inputs:
•EMMAC: present value of EMMAC’s achievement regulatory approval for recreational cannabis and meeting certain revenue targets in the U.K. market. The following discount rates were utilized in the determination of the present value of the liabilities.
◦Regulatory approval for recreational cannabis – 11.6% in 2022 and 13.1% in 2023.
◦Revenue targets in the U.K. market – 11.2% in 2022.
•Four20: present value of SVS to be issued utilized a discount rate of 13.5% for the second tranche of shares to be issued in September 2024.
There were no transfers between fair value levels during the years ended December 31, 2023 and 2022.
Financial Risk Management
The Company is exposed in varying degrees to a variety of financial instrument related risks. The Company’s risk exposures and the impact on the Company’s financial instruments are summarized below:
Credit Risk
Credit risk is the risk of a potential loss to the Company if a customer or third party to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s notes and accounts receivable. The maximum credit exposure at December 31, 2023 and 2022, is the carrying amount of cash and cash equivalents, accounts receivable and notes receivable. The Company does not have significant credit risk with respect to its customers, and all cash and cash equivalents are placed with major U.S. financial institutions.
The Company provides credit to its wholesale and management services agreement (“MSA”) customers in the normal course of business and has established processes to mitigate credit risk. The amounts reported in the Consolidated Balance Sheets are net of allowances for credit losses, estimated by the Company’s management based on prior experience and its assessment of the current economic environment. The Company reviews its trade receivable accounts regularly and reduces amounts to their expected realizable values by adjusting the allowance for credit losses when management determines that the account may not be fully collectible. The Company applies ASC 310 – Receivables for the measurement of expected credit losses, which uses an expected loss allowance model for all trade receivables accounts. The Company has not adopted standardized credit policies and assesses credit on a customer-by-customer basis in an effort to minimize associated risks.
The Company’s aging of trade receivables as of December 31, 2023 and 2022 is as follows:

	Year ended December 31,
	2023	2022
0 to 90 days	$47,633	$40,019
91 to 180 days	6,925	3,423
181 days +	1,102	1,737
Total accounts receivable, net	$55,660	$45,179
Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet the financial obligations associated with its financial liabilities. The Company manages liquidity risk through the management of its capital structure. The Company’s approach to managing liquidity is to ensure that it will have sufficient liquidity to settle obligations and liabilities when due.
In December 2021, the Company closed a private placement of Senior Secured Notes - 2026, for aggregate gross proceeds of $475 million to the Company. See Note 14 – Notes Payable – Senior Secured Notes - 2026. The Note Indenture governing the Senior Secured Notes - 2026 contains numerous positive and negative covenants of the Company. If the Company breaches a covenant under the Note Indenture, the trustee may, under certain circumstances, accelerate the maturity of the principal amount outstanding or realize on the collateral granted by the Company over its assets. A breach of covenant under the Note Indenture could have a material adverse impact on the Company’s financial position.
In connection with the Bloom acquisition, the Company issued three sets of secured promissory notes to the former Bloom owners in the aggregate of $160 million. The first set of secured promissory notes, with total principal of $50 million, matured in January 2023. The Restructured Bloom Note (i.e. the second set of secured promissory notes) has total principal of $47.5 million that is comprised of an Installment Amount of $31 million, which is payable in ten equal monthly installments from January 18, 2024 to October 18, 2024 and a Conversion Amount of $16.5 million, which has a maturity date of January 18, 2025. The Installment Amount bears interest of 10% and the Conversion Amount may be convertible, subject to the TSX prior approval, at the option of the Bloom lenders or the Company in certain circumstances. The third set of promissory notes are convertible promissory notes, with total principal of $60 million, that mature in January 2025 and bear interest at a rate of 4% per annum. Interest payments on the Bloom Notes – 2025 are not required until maturity, when all principal and accrued interest will become due. At the option of the sellers of Bloom, the third set of promissory notes may be settled by the Company issuing SVS at maturity. See Note 14 — Notes payable – Bloom Notes for further details.
In addition to the commitments outlined in Note 11 — Leases, Note 14 — Notes payable and Note 24 — Commitments and contingencies, the Company had the following financial obligations as of December 31, 2023 and 2022:

	< 1 Year	1 to 3 Years	Total
December 31, 2023:
Accounts payable	$79,319	$—	$79,319
Accrued expenses	101,311	—	101,311
Other current liabilities	1,256	—	1,256
Contingent consideration liability	11,901	4,724	16,625
Uncertain tax position	—	79,142	79,142
Other long-term liability	—	1,346	1,346
	$193,787	$85,212	$278,999

	< 1 Year	1 to 3 Years	Total
December 31, 2022:
Accounts payable	$80,789	$—	$80,789
Accrued expenses	103,311	—	103,311
Other current liabilities	1,723	—	1,723
Contingent consideration liability	18,538	10,572	29,110
Uncertain tax position	—	94,516	94,516
Other long-term liability	—	313	313
	$204,361	$105,401	$309,762
Currency Risk
The operating results and financial position of the Company are reported in U.S. dollars. Some of the Company’s financial transactions have been and may be denominated in currencies other than the U.S. dollar. The results of the Company’s operations are subject to currency transaction and translation risks.
As of December 31, 2023 and 2022, the Company had no hedging agreements in place with respect to foreign exchange rates. The Company has not entered into any agreements or purchased any instruments to hedge possible currency risks at this time.
Interest Rate Risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Cash and cash equivalents bear interest at market rates. The Company’s notes receivable and financial debts have fixed rates of interest and are carried at amortized cost. The Company does not account for any fixed-rate financial assets or financial liabilities at fair value; therefore, a change in interest rates at the reporting date would not affect its results of operations.
Capital Management
The Company’s primary objective when managing capital is to continually provide returns to the its shareholders and benefits to its other stakeholders. To achieve this objective, the Company implemented processes designed to ensure there are adequate capital resources to safeguard the Company’s ability to continue as a going concern and to maintain adequate levels of funding to support the Company’s ongoing operations and development.
The capital structure of the Company consists of shareholders’ equity and debt, net of cash and cash equivalents. The Company manages and makes adjustments to its capital structure, based on changes in the economic conditions of the jurisdictions in which the Company operates and on the risk characteristics of the Company’s underlying assets. The Company plans to use existing funds, as well as funds from the future sale of products to fund operations and expansion activities.